UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2012

Date of Report (Date of earliest event reported)

ELECTRONIC CONTROL SECURITY INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-30810	22-2138196
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

790 Bloomfield Avenue, Building C, Suite 1

Clifton, New Jersey 07012

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (973) 574-8555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2012, Electronic Control Security Inc. (the “Company”) , through its wholly owned subsidiary, ECSI International Inc. (“the “Subsidiary”), and Atlantic Stewardship Bank (the “Bank”) entered an agreement pursuant to which the maturity date for the amounts outstanding under the credit line established in March 2011 has been extended to November 15, 2012. The principal amount outstanding is $475,000. All other terms of the agreements were unchanged.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Change in Terms Agreement dated as of March 15, 2012, between ECSI International Inc. and Atlantic Stewardship Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRONIC CONTROL SECURITY INC.

Date: March 29, 2012	By:	/s/ Arthur Barchenko
Arthur Barchenko, Chief Executive Officer